Finance cost - net (Tables)	12 Months Ended
Dec. 31, 2025
Finance cost - net
Summary of detailed information about finance income, finance expenses and net foreign exchange gains or losses

	For the years ended December 31,
(Euro thousands)	2025	2024*	2023*
Finance income
- Net foreign exchange gains	7,575	—	—
- Interest income	103	363	287
Total finance income	7,678	363	287
Finance expenses
- Interest expense on lease liabilities	(6,579)	(7,517)	(7,086)
- Interest expense on borrowings	(35,849)	(21,050)	(12,329)
- Net foreign exchange losses	—	(731)	(585)
- Other	(740)	(463)	(301)
Total finance expenses	(43,168)	(29,761)	(20,301)
Total finance cost - net	(35,490)	(29,398)	(20,014)
*	In accordance with IFRS 5, the finance cost information for 2024 and 2023 has been restated, with the Caruso Brand presented as a discontinued operation (see Note 12).